                          FUND PARTICIPATION AGREEMENT

       This Agreement, effective this 1st day of July, 2003, among THE LINCOLN NATIONAL LIFE INSURANCE COMPANY ("Lincoln National"), a life insurance company organized under the laws of the State of Indiana, LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK ("LNY"), a life insurance company organized under the laws of the State of New York; AMERICAN FUNDS INSURANCE SERIES (the "Series"), an open-end management investment company organized under the laws of the Commonwealth of Massachusetts; and CAPITAL RESEARCH AND MANAGEMENT COMPANY ("CRMC"), a corporation organized under the laws of the State of Delaware, and having a business address of 333 South Hope Street, Los Angeles, California 90071. The term "Company" used in this Agreement refers to the respective undersigned life insurance company whose products are being solicited and sold. Unless otherwise stated in this Agreement, any rights, obligations and liabilities of the undersigned companies are separate and distinct.

       The agreements listed in Appendix A are hereby amended and restated by this Agreement as of the effective date of this Agreement.

                                   WITNESSETH:

       WHEREAS, the Company proposes to issue to the public, now and in the future, certain variable annuity contracts and life insurance policies (the "Contracts") as set forth in Appendix B;

       WHEREAS, the Company has established one or more separate accounts (the "Accounts"), as set forth in Appendix C, for the purposes of issuing the Contracts and has or will register the Accounts with the United States Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") unless exempt therefrom;

       WHEREAS, the Series was established for the purpose of serving as the investment vehicle for variable annuity contracts and variable life insurance policies offered by insurance companies;

       WHEREAS, the Series has received a "Mixed and Shared Funding Order" from the SEC granting relief from the certain provisions of the 1940 Act and the rules thereunder to the extent necessary to permit shares of the Series to be sold to variable annuity and life insurance separate accounts of unaffiliated insurance companies;

       WHEREAS, the Series is divided into various funds (the "Funds"), some of which are set forth in Appendix D, each Fund being subject to certain fundamental investment policies some of which may not be changed without a majority vote of the shareholders of such Fund;

       WHEREAS, certain Funds will serve as the underlying investments for the Contracts, one

Fund for each Subaccount (the "Subaccount"); and

       WHEREAS, CRMC, by virtue of an Investment Advisory and Service Agreement between CRMC and the Series, will serve as the investment adviser to the Series, as the term "investment adviser" is defined in the 1940 Act.

       NOW THEREFORE, in consideration of the foregoing and of mutual covenants and conditions set forth herein and for other good and valuable consideration, the Company, the Account, the Series and CRMC hereby agree as follows:

       1. The Series and CRMC each represents and warrants to the Company that:
              (i) a registration statement under the Securities Act of 1933 (the "1933 Act") and under the 1940 Act with respect to the Series has been filed with the SEC in the form previously delivered to the Company, and copies of any and all amendments thereto will be forwarded to the Company at the time that they are filed with the SEC;

              (ii) the Series is, and shall be at all times while this Agreement is in force, lawfully organized, validly existing, and properly qualified as an open-end management investment company; and

              (iii) the Series registration statement and any further amendments or supplements thereto (the "Prospectus") will, when they become effective, conform in all material respects to the requirements of the 1933 Act and the 1940 Act, and the rules and regulations of the SEC thereunder, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Series by the Company expressly for use therein;

              (iv) the Series currently qualifies as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and that it will make every effort to continue to qualify and to maintain such qualification (under Subchapter M or any successor or similar provision), and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future; and

              (v) the Series will comply with Section 817(h) of the Code, and all regulations issued thereunder.

       2.     The Company represents and warrants that:
              (i) the Contracts are registered under the 1933 Act or will be so registered before the issuance thereof, unless exempt;

              (ii) the Contracts will be issued in compliance in all material respects with all applicable federal and state laws;

              (iii) it has registered or will register, prior to the issuance of any Contracts, each Account (unless exempt) as a unit investment trust in accordance with the provisions of the 1940 Act;

              (iv) the Contracts are currently and at the time of issuance will be treated as annuity contracts or life insurance policies, under the applicable provisions of the Code. The Company shall make every effort to maintain such treatment and shall notify the Series immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated;

              (v) any information furnished in writing by the Company to the Series for use in the registration statement of the Series will not result in the registration statement's failing to conform in all material respects to the requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, nor will contain any untrue statement of a material fact nor will omit a material fact required to be stated therein or necessary to make the statements therein not misleading; and

              (vi) The Company and its affiliates shall make no representations concerning the Series' shares except those contained in the then current Prospectus of the Series, and in such printed information subsequently issued on behalf of the Series or other funds managed by CRMC as supplemental to the appropriate Prospectus, or in materials approved by American Funds Distributors, Inc. ("AFD") as provided in the Business Agreement in effect among the Company, AFD and CRMC dated as of July 1, 2003.

       3. The Series will furnish to the Company such information with respect to the Series in such form and signed by such of its officers as the Company may reasonably request, and will warrant that the statements therein contained when so signed will be true and correct. The Series will advise the Company immediately of: (a) any request by the SEC (i) for amendment of the registration statement relating to the Series or (ii) for additional information; (b) the issuance by the SEC of any stop order suspending the effectiveness of the registration statement of the Series or the initiation of any proceeding for that purpose; (c) the institution of any proceeding, investigation or hearing involving the offer or sale of the Contracts or the Series of which it becomes aware; or (d) the happening of any material event, if known, which makes untrue any statement made in the registration statement of the Series or which requires the making of a change therein in order to make any statement made therein not misleading.

       4. The Series will use best efforts to register for sale under the 1933 Act and, if required, under state securities laws, such additional shares of the Series as may reasonably be necessary for use as the funding vehicle for the Contracts.

       5. The Series has made and agrees to make Class 1 and Class 2 shares of the Funds available to the Contracts. To the extent the Company uses Class 2 shares, it or an affiliate will

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be entitled to receive a fee from the Series, to be accrued daily and paid monthly in arrears, of 0.25% per annum of Class 2 assets attributable to the Contracts for personal services and account maintenance services for Contract owners for as long as the Series' Rule 12b-1 plan remains in effect.

       6. Fund shares to be made available to Accounts for the Contracts shall be sold by the Series and purchased by the Company for a given Account at the net asset value (without the imposition of a sales load) next computed after receipt of each order by the Series or its designee, as established in accordance with the provisions of the then current Prospectus of the Series. For purposes of this Paragraph 6, the Company shall be a designee of the Series for receipt of such orders from each Account, and receipt by such designee by 4:00 p.m. New York time (or such other time as the Board of Trustees of the Series shall designate) shall constitute receipt by the Series, provided that the Series receives notice of such order by 10:00 a.m. New York time on the following business day ("Next Business Day"). "Business Day" shall mean any day on which the New York Stock Exchange ("NYSE") is open for trading and on which the Series calculates the net asset values of each class of shares of each Fund pursuant to the rules of the SEC. The Series will make the shares of each class available indefinitely for purchase at the applicable net asset value per share on those days on which the Series calculates its net asset value pursuant to the rules of the SEC, and the Series shall use its best efforts to calculate such net asset value on each day on which the NYSE is open for trading. The Series shall make the net asset value per share for each class of each of the Funds available to the Company (using a mutually agreed upon format) on a daily basis as soon as reasonably practical after the Series calculates such net asset values per share, and the Series shall use its best efforts to make such net asset values per share available by 6:00 p.m. New York time. The Series will notify the Company if the Series cannot communicate the net asset value per share by 6:00 p.m. New York time. Any material errors in the calculation of the net asset value shall be reported immediately upon discovery to the Company. The Series and its investment adviser are responsible for maintaining net asset values for the Funds in accordance with the requirements of the 1940 Act and its current Prospectus. Shares of particular Funds shall be ordered in such quantities and at such times as determined by the Company to be necessary to meet the requirements of the Contracts. The Company will pay for shares on the same day the Series receives notice of the purchase request. Payment for shares purchased shall be made to the Series in federal funds initiated by wire by 2:00 p.m. New York time, to be received by the close of business, as long as the banking system is open for business. If the banking system is closed, payment will be transmitted the next day that the banking system is open for business. If payment is not received by the Series on such Business Day, the Company shall, upon the Series' request, promptly reimburse the Series for any charges, costs, fees, interest or other expenses incurred in connection with any advances, borrowing, or overdrafts. The Series will confirm receipt of each trade (ending share balance by the Account and the Fund) (using a mutually agreed upon format) by 1:00 p.m. New York time on the Business Day the trade is placed with the Series.

       The Series reserves the right to temporarily suspend sales if the Board of Trustees of the Series deems it appropriate and in the best interests of the Series or in response to the order of an appropriate regulatory authority.

       7. The Company shall use its best efforts and shall cooperate, to the extent permitted under its Contracts, with the Series to enforce policies stated in the Series' Prospectus regarding transactions in shares, particularly those related to market timing. The Company acknowledges that the Series has the right to refuse any purchase order for any reason, particularly if the Series determines that a Fund would be unable to invest the money effectively in accordance with its investment policies or would be otherwise adversely affected due to the size of the transaction, frequency of trading by the Account or other factors.

       8. The Contracts funded through each Account will provide for the allocation of net amounts among certain Subaccounts for investment in such shares of the Funds as may be offered from time to time in the Contracts. The selection of the particular Subaccount is to be made by the Contract owner and such selection may be changed in accordance with the terms of the Contracts.

       9. Transfer of the Series' shares will be by book entry only. No stock certificates will be issued to the Account. Shares ordered from a particular Fund will be recorded by the Series as instructed by the Company in an appropriate title for the corresponding Account or subaccount.

       10. The Series shall furnish notice promptly to the Company (using a mutually agreed upon format) of any dividend or distribution payable on any shares underlying Subaccounts. The Company hereby elects to receive all such dividends and distributions as are payable on shares of a Fund recorded in the title for the corresponding Subaccount in additional shares of that Fund. The Series shall notify the Company of the number of shares so issued. The Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. Any material errors in the calculation of the dividends or distributions shall be reported immediately upon discovery to the Company.

       11. The Series shall redeem its shares in accordance with the terms of its then current prospectus. For purposes of this Paragraph 11, the Company shall be a designee of the Series for receipt of requests for redemption from each Account, and receipt by such designee by 4:00 p.m. New York time (or such other time as the Board of Trustees of the Series shall designate) shall constitute receipt by the Series; provided that the Series receives notice of such request for redemption by 10:00 a.m. New York time on the Next Business Day. The Company shall purchase and redeem the shares of Funds offered by the then current Prospectus of the Series in accordance with the provisions of such Prospectus. The Series agrees to redeem, upon the Company's request, any full or fractional shares of the designated portfolio held by the Company. The Series will pay for shares on the same day the Series receives notice from Company for the redemption request. Payment for shares shall be made to the Company in federal funds initiated by wire by 2:00 p.m. New York time, to be received by the close of business, as long as the banking system is open for business. If the banking system is closed, payment will be transmitted the next day that the banking system is open for business. If payment is not received by the Company on such Business Day, the Series shall, upon the Company's request, promptly reimburse the Company for any charges, costs, fees, interest or other expenses incurred in connection with any advances, borrowing, or overdrafts. The Series will confirm receipt of each trade (ending share balance by the Account and the Fund) (using a mutually agreed upon format) by 1:00 p.m. New York time on the Business Day the trade is placed with the Series.

       12. The Series shall pay all expenses incidental to its performance under this Agreement. The Series shall see to it that all of its shares are registered and authorized for issue in accordance with applicable federal and state laws prior to their purchase for the Accounts. The Series shall bear the expenses for the cost of registration of its shares, preparation of prospectuses (and supplements thereto) and statements of additional information (and supplements thereto) to be sent to existing Contract owners (upon request in the case of the statement of additional information), proxy statements and related materials, and annual and semi-annual shareholder reports, the printing and distribution of such items to each Contract owner who has allocated net amounts to any Subaccount, the preparation of all statements and notices required from it by any federal or state law, and taxes on the issue or transfer of the Series' shares subject to this Agreement. The Series will provide to the Company, at least once a year, with enough copies of its statement of additional information to be able to distribute one to each Contract owner or prospective Contract owner who requests such statement of additional information.

       13. The Company shall bear the expenses for the cost of printing and distribution of Series prospectuses (and supplements thereto) and statements of additional information (and supplements thereto) to be sent to prospective Contract owners. The Series shall provide, at its expense, such documentation (in camera ready or other mutually agreeable form) and other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus for the Series is amended) to have the prospectus or prospectuses for the Contracts and the Series prospectus printed together in one or more documents. With respect to any Series prospectus that is printed in combination with any one or more Contract prospectus (the "Prospectus Booklet"), the Series shall bear the costs of printing and mailing the Prospectus Booklet to existing Contract owners based on the ratio of the number of pages of the Series prospectuses included in the Prospectus Booklet to the number of pages in the Prospectus Booklet as a whole. With respect to any Series annual and semi-annual shareholder report that is printed in combination with any one or more such reports of investment options for the Contracts (the "Report Booklet"), the Series shall bear the costs of printing and mailing the Report Booklet to existing Contract owners based on the ratio of the number of pages of the Series report included in the Report Booklet to the number of pages in the Report Booklet as a whole.

       14. Shares of the Series may be offered to separate accounts of various insurance companies in addition to the Company. The Series shall comply with the provisions of Section 817 of the Internal Revenue Code of 1986 as amended and the regulations thereunder ("Section 817"). No shares will be sold to the general public.

       15. The parties to this Agreement recognize that due to differences in tax treatment or other considerations, the interests of various Contract owners participating in one or more Funds might, at some time, be in conflict. Each party shall report to the other party any potential or existing conflict of which it becomes aware. The Board of Trustees of the Series shall promptly notify the Company of the existence of irreconcilable material conflict and its implications. If such a conflict exists for which the Company is responsible as determined by the Board of Trustees, the Company will, at its own expense, take whatever action it deems necessary to remedy such conflict; in any case, Contract owners will not be required to bear such expenses.

       16. The Company agrees to indemnify and hold the Series and CRMC and any officer, trustee, director, employee or agent of the foregoing, harmless against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which they may be subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements arising as a result of the Company: (a) making untrue statements of material facts or omitting material facts in the registration statement, prospectus or sales literature of the Contracts and/or Accounts; (b) making untrue statements of material facts that the Series includes in its materials, provided the Series relies on information supplied by the Company; (c) engaging in unlawful conduct with respect to the sale of the Contracts or Fund shares; and (d) materially breaching this Agreement or a representation or warranty.

       No party shall be entitled to indemnification if such loss, claim, damage, liability or expense is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

       17. The Series and CRMC each agrees to indemnify and hold the Company and any officer, trustee, director, employee or agent of the foregoing, harmless against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Company may be subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements arising as a result of the Series' or CRMC's (a) making untrue statements of material facts or omitting material facts in the registration statement, prospectus or sales literature of the Series; (b) making untrue statements of material facts that the Company includes in its materials, provided the Company relies on information supplied by or on behalf of the Series; (c) engaging in unlawful conduct with respect to the sale of the Contracts or Fund shares; (d) materially breaching this Agreement or a representation or warranty; and (e) failing to comply with the requirements of
Section 817 and regulations thereunder.

       No party shall be entitled to indemnification if such loss, claim, damage, liability or expense is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

       18. The Company shall be responsible for assuring that the Accounts provide pass-through voting privileges to Contract owners so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for the Contracts.

       19. The parties understand that there is no intention to create a joint venture in the subject matter of this Agreement. Accordingly, the right to terminate this Agreement and to engage in any activity not inconsistent with this Agreement is absolute. This Agreement will terminate:

       (i) by any party at any time upon six months' written notice to the other parties;

       (ii) at the option of the Company, CRMC or the Series, upon ten calendar days' prior written notice to the other parties, if a final non-appealable administrative or judicial decision is entered against any other party which has a material impact on the Contracts;

       (iii) at the option of the Company, upon ten calendar days' prior written notice to the other parties, if shares of the Series are not reasonably available;

       (iv) at the option of the Company, immediately upon written notice to the other parties, if the Series or CRMC fails to meet the requirements for either diversification under Section 817 or registered investment company status or if the Board of the Series terminates the Class 2 Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act;

       (v) immediately in the event the Series' shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as an underlying investment for the Contracts issued or to be issued by the Company; in such event prompt notice shall be given by the Company or the Series to the other parties;

       (vi) at the Company's option by written notice to CRMC or the Series if Company shall determine in its sole judgment exercised in good faith, that either CRMC or the Series has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

       (vii) at CRMC's or the Series' option by written notice to Company if CRMC or the Series shall determine in its sole judgment exercised in good faith, that Company has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity.

       The effective date for termination pursuant to any notice required under this Paragraph shall be calculated beginning with the date of receipt of such notice to all other parties.

       20. All notices, consents, waivers, and other communications under this Agreement must be in writing, and will be deemed to have been duly received
(a) when delivered by hand (with written confirmation of receipt), (b) when sent by facsimile (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) the day after it is sent by a nationally recognized overnight delivery service, in each case to the

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appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

       IF TO LINCOLN NATIONAL:
       The Lincoln National Insurance Company
       1300 South Clinton Street
       Ft. Wayne, IN 46802
       Attention: Rise C.M. Taylor, Vice President
       Facsimile No.: (260) 455-1773

       IF TO LINCOLN NEW YORK:
       Lincoln Life & Annuity Company of New York
       c/o The Lincoln National Insurance Company
       1300 South Clinton Street
       Ft. Wayne, IN 46802
       Attention: Rise C.M. Taylor, Vice President
       Facsimile No.: (260) 455-1773

       IF TO SERIES:
       American Funds Insurance Series
       333 S. Hope Street, 55th Floor
       Los Angeles, California 90071
       Attention: Michael J. Downer, Senior Vice President
       Facsimile No.: 213-486-9041

       WITH A COPY TO:
       Capital Research and Management Company
       333 S. Hope Street, 55th Floor
       Los Angeles, California 90071
       Attention: Kenneth R. Gorvetzian, Vice President and Senior Counsel,
                  Fund Business Management Group
       Facsimile No.: 213-486-9041

       IF TO CRMC:
       Capital Research and Management Company
       333 S. Hope Street, 55th Floor
       Los Angeles, CA 90071
       Attention:  Michael J. Downer, Senior Vice President and Legal Counsel
                   Fund Business Management Group, and Secretary
       Facsimile No.:  213-486-9041

       WITH A COPY TO:
       Capital Research and Management Company
       333 S. Hope Street, 55th Floor
       Los Angeles, California 90071

       Attention:  Kenneth R. Gorvetzian, Vice President and Senior Counsel,
                   Fund Business Management Group
       Facsimile No.: 213-486-9041

       21. If this Agreement terminates, any provision of this Agreement necessary to the orderly windup of business under it will remain in effect as to that business, after termination.

       22. If this Agreement terminates, the Series, at the Company's option, will continue to make additional shares of the Series available for all Contracts existing as of the effective date of termination (under the same terms and conditions as were in effect prior to termination of this Agreement with respect to existing Contract owners), unless the Series liquidates or applicable laws prohibit further sales. The Company agrees not to redeem shares unless legitimately required to do so according to a Contract owner's request or under an order from the SEC.

       23. The obligations of the Series under this Agreement are not binding upon any of the Trustees, officers, employees, or shareholders (except CRMC if it is a shareholder) of the Series individually, but bind only the Series' assets. When seeking satisfaction for any liability of the Series in respect of this Agreement, the Company and the Account agree not to seek recourse against said Trustees, officers, employees, or shareholders, or any of them, or any of their personal assets for such satisfaction. Notwithstanding the foregoing, if the Company seeks satisfaction for the Series for any losses, claims, damages, liabilities or litigation in respect of this Agreement, the Company and the Accounts shall also have recourse against CRMC, which shall be jointly and severally liable for all amounts due the Company and not recovered from the Series.

       24. This Agreement shall be construed in accordance with the laws of the State of California.

       25. This Agreement and the parties' rights, duties and obligations under this Agreement are not transferable or assignable by any of them without the express, prior written consent of the other party hereto. Any attempt by a party to transfer or assign this Agreement or any of its rights, duties or obligations under this Agreement without such consent is void.

       26.    The following Paragraphs shall survive any termination of this
Agreement: 14, 16, 17 and 20-26.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested as of the date first above written.

                                 THE LINCOLN NATIONAL LIFE INSURANCE
                                 COMPANY (ON BEHALF OF THE ACCOUNTS AND ITSELF)

Attest:
                                 By:    /s/ Todd R. Stephenson
                                     ----------------------------------------
/s/ Mary Jo Ardington            Its: Senior Vice President and Chief Financial
------------------------------          Officer


                                 LINCOLN LIFE & ANNUITY COMPANY OF NEW
                                 YORK (ON BEHALF OF THE ACCOUNTS AND ITSELF)

Attest:
                                 By:    /s/ Rise C. M. Taylor
                                     ----------------------------------------
/s/ Mary Jo Ardington                   Its: 2nd Vice President
------------------------------


                                 AMERICAN FUNDS INSURANCE SERIES

Attest:
                                 By:    /s/ Chad Norton
                                     ----------------------------------------
/s/ Angela M. Mitchell                  Its: Secretary
------------------------------


                                 CAPITAL RESEARCH AND MANAGEMENT COMPANY

Attest:
                                 By:     /s/ Michael Downer
                                     ----------------------------------------
/s/ Angela M. Mitchell                  Its: Vice President and Secretary
------------------------------

                                   APPENDIX A

Fund Participation Agreement among The Lincoln National Life Insurance Company, American Variable Insurance Series, American Funds Distributors, Inc. and Capital Research and Management Company dated October 15, 1999.

Fund Participation Agreement among Lincoln National Pension Insurance Company, Separate Account E of Lincoln National Pension Insurance Company and American Pathway Fund dated February 18, 1987.

Fund Participation Agreement among Lincoln National Life Insurance Company, Lincoln Life Flexible Premium Variable Life Account F and American Variable Insurance Series.

Fund Participation Agreement among Lincoln National Life Insurance Company, Lincoln National Flexible Premium Variable Life Account G and American Variable Insurance Series.

Fund Participation Agreement among Lincoln National Life Insurance Company, Separate Account H of The Lincoln National Life Insurance Company and American Variable Insurance Series dated July 12, 1989.

Fund Participation Agreement among The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York, American Funds Insurance Series, American Funds Distributors, Inc. and Capital Research and Management Company dated August 1, 2002.

Fund Participation Agreement among Lincoln Life & Annuity Company of New York, American Variable Insurance Series, American Funds Distributors, Inc. and Capital Research and Management Company dated April 30, 2000.

Fund Participation Agreement among Lincoln Life & Annuity Company of New York, Lincoln Life & Annuity Variable Annuity Account H of Lincoln Life & Annuity Company of New York and American Variable Insurance Series dated July 24, 2000.

Agreement to Purchase Shares between The Lincoln National Life Insurance Company, Lincoln National Flexible Premium Variable Life Account J and American Variable Insurance Series dated April 30, 1995.

Fund Participation Agreement among The Lincoln National Life Insurance Company, Separate Account 52 of The Lincoln National Life Insurance Company and American Variable Insurance Series dated May 1, 1996.

Indemnification Agreement by and between Lincoln National Pension Insurance Company, Lincoln National Pension Variable Annuity Account E and Capital Research and Management Company.

Indemnification Agreement by and between The Lincoln National Life Insurance Company, Lincoln National Flexible Premium Variable Life Account F and Capital Research and Management Company.

Indemnification Agreement by and between The Lincoln National Life Insurance Company, Lincoln National Variable Annuity Account H and Capital Research and Management Company.

Indemnification Agreement by and between The Lincoln National Life Insurance Company, Lincoln Life Flexible Premium Variable Life Account J and Capital Research and Management Company dated April 30, 1995.

Indemnification Agreement by and between Lincoln Life & Annuity Company of New York, Lincoln Life & Annuity Variable Annuity Account H and Capital Research and Management Company.

Indemnification Agreement by and between The Lincoln National Life Insurance Company, Separate Account 52 and Capital Research and Management Company dated May 1, 1996.

Indemnification Agreement by and between The Lincoln National Life Insurance Company, Lincoln Life Flexible Premium Variable Life Account Y, Lincoln Life & Annuity Company of New York, Lincoln Life & Annuity Flexible Premium Variable Life Account Y and Capital Research and Management Company.

                                   APPENDIX B

American Legacy Variable Annuity**
American Legacy II Variable Annuity**
American Legacy III Variable Annuity*
American Legacy III C Share Variable Annuity*
American Legacy III Plus Variable Annuity*
American Legacy III View Variable Annuity*
American Legacy Shareholder's Advantage*
American Legacy Group
American Legacy Retirement Income Plan
American Legacy Life**
American Legacy Estate Builder
American Legacy Variable Life**
American Legacy VUL(DB)-II*
American Legacy VUL(CV)-III*
American Legacy SVUL-III*
Lincoln VUL(CV)*
Lincoln VUL(CV)-II*
Lincoln VUL(CV)-III*
Lincoln VUL(DB)*
Lincoln VUL(DB)-II*
Lincoln VUL III**
Lincoln VUL MoneyGuard
Lincoln CVUL Series III*
Lincoln Corporate Variable 4*
Lincoln ChoicePlus*
Lincoln ChoicePlus Access*
Lincoln ChoicePlus Bonus
Lincoln ChoicePlus II*
Lincoln ChoicePlus II Access*
Lincoln ChoicePlus II Bonus*
Lincoln ChoicePlus II Advance*
Lincoln ChoicePlus Assurance (B Share)*
Lincoln ChoicePlus Assurance (C Share)*
Lincoln ChoicePlus Assurance (L Share)*
Lincoln ChoicePlus Assurance (Bonus)*
MultiFund(R) 1-4 Individual Variable Annuity
MultiFund(R) 5 Individual Variable Annuity
MultiFund(R) Select Individual Variable Annuity
MultiFund(R) Group Variable Annuity
Lincoln SVUL*
Lincoln SVUL II*
Lincoln SVUL III*
Group Variable Annuity (GVA) I, II, III
Wells Fargo New Directions Core***
Wells Fargo New Directions Access***
Wells Fargo New Directions Access 4***
Lincoln Life Director(TM)

  *Includes both the Lincoln National and LNY versions of this product.

 **Class 1 shares are offered in these products.

***In connection with Wells Fargo New Directions Core, Wells Fargo New Directions Access and Wells Fargo New Directions Access 4 Contracts, Lincoln National, as the issuer of these Contracts, agrees to make shares of American Funds Insurance Series available through these Contracts only so long as they are sold exclusively through registered representatives of Lincoln Financial Advisors and Wells Fargo Investments LLC. In the event that Wells Fargo undergoes a change in control or assigns its responsibilities with respect to the Contracts to a third party, American Funds Insurance Series reserves the right to discontinue making its shares available for purchase through these Contracts.

                                   APPENDIX C

Lincoln National Variable Annuity Account C
Lincoln National Variable Annuity Account E
Lincoln Life Flexible Premium Variable Life Account F
Lincoln Life Flexible Premium Variable Life Account G
Lincoln National Variable Annuity Account H
Lincoln Life Flexible Premium Variable Life Account J
Lincoln National Variable Annuity Account L
Lincoln Life Flexible Premium Variable Life Account M
Lincoln Life Variable Annuity Account N
Lincoln Life Variable Annuity Account Q
Lincoln Life Flexible Premium Variable Life Account R
Lincoln Life Flexible Premium Variable Life Account S
Lincoln Life Variable Annuity Account W
Lincoln Life Flexible Premium Variable Life Account Y
Lincoln Life Flexible Premium Variable Life Account Z
Lincoln National Life Insurance Company Separate Account 46
Lincoln National Life Insurance Company Separate Account 48
Lincoln National Life Insurance Company Separate Account 49
Lincoln National Life Insurance Company Separate Account 52
Lincoln National Life Insurance Company Separate Account 54


Lincoln Life & Annuity Variable Annuity Account H
Lincoln Life & Annuity Flexible Premium Variable Life Account M Lincoln New York Account N for Variable Annuities
LLANY Separate Account R for Flexible Premium Variable Life Insurance LLANY Separate Account S for Flexible Premium Variable Life Insurance Lincoln Life & Annuity Flexible Premium Variable Life Account Y

                                   Appendix D

AMERICAN FUNDS INSURANCE SERIES

       CLASS 1:
              Asset Allocation Fund
              Blue Chip Income and Growth Fund
              Bond Fund
              Cash Management Fund
              Global Discovery Fund
              Global Growth Fund
              Global Small Capitalization Fund
              Growth Fund
              Growth-Income Fund
              High-Income Bond Fund
              International Fund
              New World Fund
              U.S. Government/AAA-Rated Securities Fund

       CLASS 2:
              Asset Allocation Fund
              Blue Chip Income and Growth Fund
              Bond Fund
              Cash Management
              Global Discovery Fund
              Global Growth Fund
              Global Small Capitalization Fund
              Growth Fund
              Growth-Income Fund
              High-Income Bond Fund
              International Fund
              New World Fund
              U.S. Government/AAA-Rated Securities Fund

                               AMENDMENT NO. 1 TO
                                   APPENDIX B
                              EFFECTIVE MAY 1, 2004

American Legacy Variable Annuity**
American Legacy II Variable Annuity**
American Legacy III Variable Annuity*
American Legacy III C Share Variable Annuity*
American Legacy III Plus Variable Annuity*
American Legacy III View Variable Annuity*
American Legacy Shareholder's Advantage*
American Legacy Group
American Legacy Retirement Income Plan
American Legacy Life**
American Legacy Estate Builder
American Legacy Variable Life**
American Legacy VUL(DB) II*
American Legacy VUL(DB) IV*
American Legacy VUL(CV) III*
American Legacy VUL(CV) IV*
American Legacy SVUL III*
American Legacy SVUL IV*
Lincoln VUL(ONE)*
Lincoln Momentum VUL(ONE)*
Lincoln VUL(CV)*
Lincoln VUL(CV) II*
Lincoln VUL(CV) III*
Lincoln VUL(CV) IV*
Lincoln VUL(DB)*
Lincoln VUL(DB) II*
Lincoln VUL(DB) IV*
Lincoln VUL III**
Lincoln VUL MoneyGuard
Lincoln CVUL Series III*
Lincoln Corporate Variable 4*
Lincoln ChoicePlus*
Lincoln ChoicePlus Access*
Lincoln ChoicePlus Bonus
Lincoln ChoicePlus II*
Lincoln ChoicePlus II Access*
Lincoln ChoicePlus II Bonus*
Lincoln ChoicePlus II Advance*
Lincoln ChoicePlus Assurance (B Share)*
Lincoln ChoicePlus Assurance (C Share)*
Lincoln ChoicePlus Assurance (L Share)*
Lincoln ChoicePlus Assurance (Bonus)*
Lincoln ChoicePlus Momentum Income Option*
MultiFund(R) 1-4 Individual Variable Annuity
MultiFund(R) 5 Individual Variable Annuity
MultiFund(R) Select Individual Variable Annuity
MultiFund(R) Group Variable Annuity
Lincoln SVUL*
Lincoln SVUL II*
Lincoln SVUL III*
Group Variable Annuity (GVA) I, II, III
Wells Fargo New Directions Core***
Wells Fargo New Directions Access***
Wells Fargo New Directions Access 4***
Director(TM)*

  *Includes both the Lincoln National and LNY versions of this product.

 **Class 1 shares are offered in these products.

***In connection with Wells Fargo New Directions Core, Wells Fargo New Directions Access and Wells Fargo New Directions Access 4 Contracts, Lincoln National, as the issuer of these Contracts, agrees to make shares of American Funds Insurance Series available through these Contracts only so long as they are sold exclusively through registered representatives of Lincoln Financial Advisors and Wells Fargo Investments LLC. In the event that Wells Fargo undergoes a change in control or assigns its responsibilities with respect to the Contracts to a third party, American Funds Insurance Series reserves the right to discontinue making its shares available for purchase through these Contracts.

                               Amendment No. 1 to
                                   APPENDIX C
                              EFFECTIVE MAY 1, 2004

Lincoln National Variable Annuity Account C
Lincoln National Variable Annuity Account E
Lincoln Life Flexible Premium Variable Life Account F
Lincoln Life Flexible Premium Variable Life Account G
Lincoln National Variable Annuity Account H
Lincoln Life Flexible Premium Variable Life Account J
Lincoln National Variable Annuity Account L
Lincoln Life Flexible Premium Variable Life Account M
Lincoln Life Variable Annuity Account N
Lincoln Life Variable Annuity Account Q
Lincoln Life Flexible Premium Variable Life Account R
Lincoln Life Flexible Premium Variable Life Account S
Lincoln Life Variable Annuity Account W
Lincoln Life Flexible Premium Variable Life Account Y
Lincoln Life Flexible Premium Variable Life Account Z
Lincoln National Life Insurance Company Separate Account 46
Lincoln National Life Insurance Company Separate Account 48
Lincoln National Life Insurance Company Separate Account 49
Lincoln National Life Insurance Company Separate Account 52
Lincoln National Life Insurance Company Separate Account 54


Lincoln Life & Annuity Variable Annuity Account H
Lincoln Life & Annuity Flexible Premium Variable Life Account M Lincoln New York Account N for Variable Annuities
LLANY Separate Account R for Flexible Premium Variable Life Insurance LLANY Separate Account S for Flexible Premium Variable Life Insurance Lincoln Life & Annuity Flexible Premium Variable Life Account Y
LNY Separate Account 401 for Group Annuities

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and attested as of the date first above written.

                                 THE LINCOLN NATIONAL LIFE INSURANCE
                                 COMPANY (ON BEHALF OF THE ACCOUNTS AND ITSELF)

Attest:
                                 By:    /s/ Rise C .M. Taylor
                                     ----------------------------------------
/s/ Mary Jo Ardington                   Rise C. M. Taylor
------------------------------
                                 Its:   Vice President

                                 LINCOLN LIFE & ANNUITY COMPANY OF NEW
                                 YORK (ON BEHALF OF THE ACCOUNTS AND ITSELF)

Attest:
                                 By:    /s/ Rise C. M. Taylor
                                     ----------------------------------------
/s/ Mary Jo Ardington                   Rise C. M. Taylor
------------------------------
                                 Its:   2nd Vice President


                                 AMERICAN FUNDS INSURANCE SERIES

Attest:
                                 By:    /s/ Chad L. Norton
                                     ----------------------------------------
        /s/ illegible                   Chad L. Norton
------------------------------
                                 Its:   Secretary


                                 CAPITAL RESEARCH AND MANAGEMENT
                                 COMPANY

Attest:
                                 By:    /s/ Michael Downer
                                     ----------------------------------------
        /s/ illegible                   Michael J. Downer
------------------------------
                                 Its:   Vice President and Secretary

                                 AMENDMENT NO. 4
                                     TO THE
                          FUND PARTICIPATION AGREEMENT
                               DATED JULY 1, 2003

   This Amendment to the Fund Participation Agreement (the "Agreement"), by and among THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, ("Lincoln National") a life insurance company organized under the laws of the State of Indiana; LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK, ("LNY") a life insurance company organized under the laws of the State of New York; AMERICAN FUNDS INSURANCE SERIES ("Series"), an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, and CAPITAL RESEARCH AND MANAGEMENT COMPANY ("CRMC"), a corporation organized under the laws of the State of Delaware, is effective as of April 2, 2007, regardless of when executed.

   WHEREAS, a merger of Lincoln Life & Annuity Company of New York and Jefferson Pilot LifeAmerica Insurance Company ("JPLA") occurred on or about April 2, 2007;

   WHEREAS, effective on or about April 2, 2007, JPLA changed its state of domicile from New Jersey to New York and changed its name to Lincoln Life & Annuity Company of New York;

   NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

  ASSIGNMENT. The parties consent to an assignment of the responsibilities of the former Lincoln Life & Annuity Company of New York under this Agreement to the new Lincoln Life & Annuity Company of New York.

   Except as expressly supplemented, amended or consented to hereby, all of the representations and conditions of the Agreement will remain unamended and will continue to be in full force and effect.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 4 to the Agreement to be executed in their names and on their behalf by and through their duly authorized officers signing below.


                                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY,
                                  on behalf of itself and each relevant Account,
Attest:
/s/ Kevin J. Adamson              By: /s/ Kelly D. Clevenger
-------------------------------      ---------------------------------
                                  Its: Vice President

                                  LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK,
                                  on behalf of itself and each relevant Account,
Attest:
/s/ Kevin J. Adamson              By: /s/ Kelly D. Clevenger
-------------------------------      ---------------------------------
                                  Its: Second Vice President

                                  AMERICAN FUNDS INSURANCE SERIES,
                                  by Capital Research and Management Company, its investment adviser,

Attest:
/s/ Walter Burkely                By: /s/ Michael Downer
-------------------------------      ---------------------------------
                                  Its:


                                  CAPITAL RESEARCH AND MANAGEMENT
                                  COMPANY

Attest:
/s/ Walter Burkely                By: /s/ Michael Downer
-------------------------------      ---------------------------------
                                  Its:

                           AMENDMENT #5 TO THE
   FUND PARTICIPATION AGREEMENT (THE "AGREEMENT"), DATED AS OF JULY 1, 2003
                                BETWEEN
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK, AMERICAN FUNDS INSURANCE SERIES AND CAPITAL RESEARCH AND MANAGEMENT
                                COMPANY

All defined terms in the Agreement are applicable to this Amendment.

Effective November 1, 2008, the Agreement is amended as follows:

1. Paragraph 6 is hereby deleted in its entirety and replaced by the following:

     Fund shares to be made available to Accounts for the Contracts shall be sold by the Series and purchased by the Company for a given Account and Series shall redeem its shares at the net asset value of the respective class of the respective Fund (without the imposition of a sales load) next computed after receipt of each order by the Series or its designee, as established in accordance with the provisions of the then current Prospectus of the Series. All transactions in Account shares shall be executed through the Omnibus Accounts of the Company ("Omnibus Accounts"). For purposes of this Paragraph 6, the Company shall be a designee of the Series for receipt of such orders from each Account, and receipt by such designee by 4:00 p.m. New York time (or other such time the Board of Trustees of the Series shall so designate) shall constitute receipt by the Series, provided that the Series receives notice of such order by 10:00 a.m. New York time on the following business day ("Next Business Day"). "Business Day" shall mean any day on which the New York Stock Exchange ("NYSE") is open for trading and on which the Series calculates the net asset values of each class of shares of each Fund pursuant to the rules of the SEC. The Series will make the shares of each class of each of the Funds available indefinitely for purchase at the applicable net asset value per share on those days on which the Series calculates the net asset values of each such class pursuant to the rules of the Commission, and the Series shall use its best efforts to calculate such net asset values on each day on which the NYSE is open for trading. The Series shall make the net asset value per share for each class of each of the Funds available to the Company on a daily basis as soon as reasonably practical after the Series calculates such net asset values per share, and the Series shall use its best efforts to make such net asset values per share available by 6:30 p.m. New York time via the NSCC Profile I platform. In the event the Series is unable to make the 6:30 p.m. deadline stated herein, it shall provide additional time for the Company to place orders for the purchase and redemption of shares. Such additional time shall be equal to the additional time which the Series takes to make the closing net asset value available to the Company. CRMC and the Series shall report to the Company any material error in the calculation or reporting of the net asset values, dividends or capital gain information as soon as practicable upon discovery. The Series and CRMC are responsible for calculating and maintaining net asset values for each class of each Fund in accordance with the requirements of the 1940 Act and the Series' then current Prospectus. Payments for shares purchased and redeemed will be made in federal funds transmitted via the NSCC Fund/SERV DCC & S platform to or from the Company on the Next Business Day following the Company's receipt of the order (unless the Series determines and so advises the Company that payment for shares purchased is unnecessary as sufficient proceeds are available from redemption of shares of other Funds effected pursuant to redemption requests tendered by the Company), and the Company and the Fund shall each use commercially reasonable efforts to transmit (or cause to be transmitted) funds to the other, for the purpose of settling net purchase orders or orders of redemption, by 3:00 p.m. Eastern time on such Business Day. Upon receipt of federal funds so transmitted via the NSCC Fund/SERV DCC & S platform, such funds shall cease to be the responsibility of the sender and shall become the responsibility of the recipient. Notwithstanding any provision of this Agreement to the contrary, for purchase and redemption instructions with respect to any shares, Company and the Series will settle the purchase and redemption transactions referred to herein via the NSCC Fund/SERV platform settlement process on the next Business Day following the effective trade date. The Series will provide to Company a daily transmission of positions and trading activity taking place in a format agreed upon by the parties.

     Any purchase or redemption request for Fund shares held or to be held in the Company's general account shall be effected at the closing net asset value per share next determined after the Fund's receipt of such request, provided that, in the case of a purchase request, payment for Fund shares so requested is received by the Series in federal funds prior to close of business for determination of such value, as defined from time to time in the Series Prospectus.

     The Series reserves the right to temporarily suspend sales if the Board of Trustees of the Series deems it appropriate and in the best interests of the Series or in response to the order of an appropriate regulatory authority.

2.  Paragraph 11 is hereby deleted in its entirety.

3. Schedules B and D are hereby amended and replaced with the attached Schedules B and D.

In Witness Whereof, the following duly authorized officers have caused this Amendment to be executed:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY     AMERICAN FUNDS INSURANCE SERIES


By:     /s/Kelly D. Clevenger                   By:     /s/Steven I. Koszalka
        ---------------------                           ---------------------
        Kelly D. Clevenger                              Steven I. Koszalka
As its: Vice President                          As its: Secretary



CAPITAL RESEARCH AND MANAGEMENT COMPANY         LINCOLN LIFE & ANNUITY COMPANY
                                                OF NEW YORK


By:      /s/Michael J. Downer                   By:      /s/Kelly D. Clevenger
         --------------------                            ---------------------
         Michael J. Downer                               Kelly D. Clevenger
As its:  Senior Vice President                  As its:  2nd Vice President
         and Secretary

                                APPENDIX B
                      EFFECTIVE NOVEMBER 1, 2008

American Legacy Variable Annuity**                               Lincoln Corporate Variable 5*
American Legacy II Variable Annuity**                            Lincoln Corporate Variable Private Solution*
American Legacy III Variable Annuity*                            Lincoln ChoicePlus*
American Legacy III i4LIFE(R) Advantage***                       Lincoln ChoicePlus Access*
American Legacy III C Share Variable Annuity*                    Lincoln ChoicePlus Bonus*
American Legacy III Plus Variable Annuity*                       Lincoln ChoicePlus II*
American Legacy III View Variable Annuity*                       Lincoln ChoicePlus II Access*
American Legacy Shareholder's Advantage*                         Lincoln ChoicePlus II Bonus*
American Legacy Shareholder's Advantage i4LIFE(R) Advantage***   Lincoln ChoicePlus II Advance*
American Legacy Design*                                          Lincoln ChoicePlus Assurance (B Share)*
American Legacy Design i4LIFE(R) Advantage***                    Lincoln ChoicePlus Assurance (B Share) i4LIFE(R)Advantage***
American Legacy Group                                            Lincoln ChoicePlus Assurance (C Share)*
American Legacy Retirement Income Plan                           Lincoln ChoicePlus Assurance (L Share)*
American Legacy Life**                                           Lincoln ChoicePlus Assurance (Bonus)*
American Legacy Estate Builder                                   Lincoln ChoicePlus Assurance (A Share)
American Legacy Variable Life**                                  Lincoln ChoicePlus Assurance (A Share) i4LIFE(R)Advantage***
American Legacy VUL(DB) II*                                      Lincoln ChoicePlus Assurance (A Class)*
American Legacy VUL(DB) IV*                                      Lincoln ChoicePlus Assurance (B Class)*
American Legacy VUL(CV) III*                                     Lincoln ChoicePlus Momentum Income Option*
American Legacy VUL(CV) IV*                                      Lincoln ChoicePlus Design*
American Legacy SVUL III*                                        Lincoln ChoicePlus Design i4LIFE(R)Advantage***
American Legacy SVUL IV*                                         MultiFund(R) 1-4 Individual Variable Annuity
Lincoln VUL(ONE) *                                               MultiFund(R) 5 Individual Variable Annuity
Lincoln Momentum VUL(ONE)*                                       MultiFund(R) Select Individual Variable Annuity
Lincoln Momentum SVUL(ONE)*                                      MultiFund(R) Group Variable Annuity
Lincoln VUL(CV)*                                                 Lincoln SVUL*
Lincoln VUL(CV) II*                                              Lincoln SVUL II*
Lincoln VUL(CV) III*                                             Lincoln SVUL III*
Lincoln VUL(CV) IV*                                              Lincoln SVUL(ONE)*
Lincoln VUL(DB)*                                                 Group Variable Annuity (GVA)*
Lincoln VUL(DB) II*                                              Wells Fargo New Directions Core****
Lincoln VUL(DB) IV*                                              Wells Fargo New Directions Access****
Lincoln VUL III**                                                Wells Fargo New Directions Access 4****
Lincoln VUL MoneyGuard                                           Director(TM)*
Lincoln CVUL Series III*
Lincoln Corporate Variable 4*

    *Includes both the Lincoln National and LNY versions of this product. **Class 1 shares are offered in these products.
 ***LNY version only
****In connection with Wells Fargo New Directions Core, Wells Fargo New Directions Access and Wells Fargo New Directions Access 4 Contracts, Lincoln National, as the issuer of these Contracts, agrees to make shares of American Funds Insurance Series available through these Contracts only so long as they are sold exclusively through registered representatives of Lincoln Financial Advisors and Wells Fargo Investments LLC. In the event that Wells Fargo undergoes a change in control or assigns its responsibilities with respect to the Contracts to a third party, American Funds Insurance Series reserves the right to discontinue making its shares available for purchase through these Contracts.

                                  APPENDIX D
                         EFFECTIVE NOVEMBER 1, 2008

AMERICAN FUNDS INSURANCE SERIES

CLASS 1:
    Asset Allocation Fund
    Blue Chip Income and Growth Fund
    Bond Fund
    Cash Management Fund
    Global Bond Fund*
    Global Discovery Fund
    Global Growth Fund
    Global Growth and Income Fund*
    Global Small Capitalization Fund
    Growth Fund
    Growth-Income Fund
    High-Income Bond Fund
    International Fund
    International Growth and Income Fund
    New World Fund
    U.S. Government/AAA-Rated Securities Fund

CLASS 2:
    Asset Allocation Fund
    Blue Chip Income and Growth Fund
    Bond Fund
    Cash Management
    Global Bond Fund*
    Global Discovery Fund
    Global Growth Fund
    Global Growth and Income Fund*
    Global Small Capitalization Fund
    Growth Fund
    Growth-Income Fund
    High-Income Bond Fund
    International Fund
    International Growth and Income Fund
    New World Fund
    U.S. Government/AAA-Rated Securities Fund


-----------------
*These funds are only available through American Legacy products.

                             AMENDMENT #6 TO THE
   FUND PARTICIPATION AGREEMENT (THE "AGREEMENT"), DATED AS OF JULY 1, 2003
                                   BETWEEN
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, LINCOLN LIFE & ANNUITY COMPANY OF
                                  NEW YORK,
 AMERICAN FUNDS INSURANCE SERIES AND CAPITAL RESEARCH AND MANAGEMENT COMPANY

All defined terms in the Agreement are applicable to this Amendment.

Effective January 1, 2009, regardless of when executed, the Agreement is amended as follows:

- Schedules B and C are hereby amended and replaced with the attached Schedules B and C.

In Witness Whereof, the following duly authorized officers have caused this Amendment to be executed:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY     AMERICAN FUNDS INSURANCE SERIES


By:      /s/ Daniel R. Hayes                    By:      /s/ Steven I. Koszalka
         -------------------                             ----------------------
         Daniel R. Hayes                                 Steven I. Koszalka
As its:  Vice President                         As its:  Secretary



CAPITAL RESEARCH AND MANAGEMENT COMPANY         LINCOLN LIFE & ANNUITY COMPANY
                                                OF NEW YORK


By:      /s/ Michael J. Downer                  By:      /s/ Daniel R. Hayes
         ---------------------                           -------------------
         Michael J. Downer                               Daniel R. Hayes

As its:   Senior Vice President and Secretary   As its:    Vice President

                                 APPENDIX B
                          EFFECTIVE JANUARY 1, 2009

American Legacy Variable Annuity**                            Lincoln SVUL IV Elite*
American Legacy II Variable Annuity**                         Lincoln VULone 2005 Elite*
American Legacy III/(B Class) Variable Annuity*               Lincoln Momentum VULone 2005 Elite*
American Legacy III/(B Class) i4LIFE(R) Advantage***          Lincoln VULone 2007 Elite*
American Legacy III C Share Variable Annuity*                 Lincoln Momentum VULone 2007 Elite*
American Legacy III Plus Variable Annuity*                    Lincoln SVULone 2007 Elite*
American Legacy III View Variable Annuity*                    Lincoln Momentum SVULone 2007 Elite*
American Legacy Shareholder's Advantage/(A Class)*            Lincoln AssetEdge VUL Elite*
American Legacy Shareholder's Advantage/(A Class)             Lincoln ChoicePlus*
      i4LIFE(R) Advantage***                                  Lincoln ChoicePlus Access*
American Legacy Design*                                       Lincoln ChoicePlus Bonus*
American Legacy Design i4LIFE(R) Advantage***                 Lincoln ChoicePlus II*
American Legacy Group                                         Lincoln ChoicePlus II Access*
American Legacy Retirement Income Plan                        Lincoln ChoicePlus II Bonus*
American Legacy Life**                                        Lincoln ChoicePlus II Advance*
American Legacy Estate Builder                                Lincoln ChoicePlus Assurance (B Share)*
American Legacy Variable Life**                               Lincoln ChoicePlus Assurance (B Share/Class)
American Legacy VUL(DB) II*                                                i4LIFE(R)Advantage***
American Legacy VUL(DB) IV*                                   Lincoln ChoicePlus Assurance (C Share)*
American Legacy VUL(CV) III*                                  Lincoln ChoicePlus Assurance (L Share)*
American Legacy VUL(CV) IV*                                   Lincoln ChoicePlus Assurance (Bonus)*
American Legacy SVUL III*                                     Lincoln ChoicePlus Assurance (A Share/Class)*
American Legacy SVUL IV*                                      Lincoln ChoicePlus Assurance (A Share/Class)
American Legacy PreservationEdge SVUL*                                   i4LIFE(R)Advantage***
Lincoln VUL(ONE) * Elite
Lincoln Momentum VUL(ONE) * Elite                             Lincoln ChoicePlus Assurance (B Class)*
Lincoln Momentum SVUL(ONE) * Elite                            Lincoln ChoicePlus Momentum Income Option*
Lincoln VUL(CV)*                                              Lincoln ChoicePlus Design*
Lincoln VUL(CV) II*                                           Lincoln ChoicePlus Design i4LIFE(R)Advantage***
Lincoln VUL(CV) II Elite                                      MultiFund(R) 1-4 Individual Variable Annuity
Lincoln VUL(CV) III* Elite                                    MultiFund(R) 5 Individual Variable Annuity
Lincoln VUL(CV) IV* Elite                                     MultiFund(R) Select Individual Variable Annuity
Lincoln VUL(DB)*                                              MultiFund(R) Group Variable Annuity
Lincoln VUL(DB)* Elite                                        Lincoln SVUL*
Lincoln VUL(DB) II* Elite                                     Lincoln SVUL II*
Lincoln VUL(DB) IV* Elite                                     Lincoln SVUL III*
Lincoln VUL III**                                             Lincoln SVUL(ONE) *
Lincoln VUL MoneyGuard                                        Group Variable Annuity (GVA)*
Lincoln CVUL Series III*                                      Wells Fargo New Directions Core****
Lincoln Corporate Variable 4*                                 Wells Fargo New Directions Access****
Lincoln Corporate Variable 5*                                 Wells Fargo New Directions Access 4****
Lincoln Corporate Variable Private Solution*                  Director(TM)  *
Lincoln VUL Flex Elite*                                       Lincoln Corporate Commitment Private Placement BOLI
Lincoln SVUL Elite***


   *Includes both the Lincoln National and LNY versions of this product. **Class 1 shares are offered in these products.
 ***LNY version only
****In connection with Wells Fargo New Directions Core, Wells Fargo New
    Directions Access and Wells Fargo New Directions Access 4 Contracts, Lincoln National, as the issuer of these Contracts, agrees to make shares of American Funds Insurance Series available through these Contracts only so long as they are sold exclusively through registered representatives of Lincoln Financial Advisors and Wells Fargo Investments LLC. In the event that Wells Fargo undergoes a change in control or assigns its responsibilities with respect to the Contracts to a third party, American Funds Insurance Series reserves the right to discontinue making its shares available for purchase through these Contracts.

                                 APPENDIX C
                         EFFECTIVE JANUARY 1, 2009

Lincoln National Variable Annuity Account C
Lincoln National Variable Annuity Account E
Lincoln Life Flexible Premium Variable Life Account F
Lincoln Life Flexible Premium Variable Life Account G
Lincoln National Variable Annuity Account H
Lincoln Life Flexible Premium Variable Life Account J
Lincoln National Variable Annuity Account L
Lincoln Life Flexible Premium Variable Life Account M
Lincoln Life Variable Annuity Account N
Lincoln Life Variable Annuity Account Q
Lincoln Life Flexible Premium Variable Life Account R
Lincoln Life Flexible Premium Variable Life Account S
Lincoln Life Variable Annuity Account W
Lincoln Life Flexible Premium Variable Life Account Y
Lincoln Life Flexible Premium Variable Life Account Z
Lincoln National Life Insurance Company Separate Account 46
Lincoln National Life Insurance Company Separate Account 48
Lincoln National Life Insurance Company Separate Account 49
Lincoln National Life Insurance Company Separate Account 52
Lincoln National Life Insurance Company Separate Account 54
Separate Account BLM



Lincoln Life & Annuity Variable Annuity Account H
Lincoln Life & Annuity Flexible Premium Variable Life Account M Lincoln New York Account N for Variable Annuities
LLANY Separate Account R for Flexible Premium Variable Life Insurance LLANY Separate Account S for Flexible Premium Variable Life Insurance Lincoln Life & Annuity Flexible Premium Variable Life Account Y
LNY Separate Account 401 for Group Annuities
Separate Account BNM

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                         AMENDMENT #7 TO THE
    FUND PARTICIPATION AGREEMENT (THE "AGREEMENT"), DATED AS OF JULY 1, 2003
                               BETWEEN
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, LINCOLN LIFE & ANNUITY COMPANY OF
                              NEW YORK,
  AMERICAN FUNDS INSURANCE SERIES AND CAPITAL RESEARCH AND MANAGEMENT COMPANY

All defined terms in the Agreement are applicable to this Amendment.

Effective June 15, 2009, the Agreement is amended as follows:

-   Schedule C is hereby amended and replaced with the attached Schedule C.

In Witness Whereof, the following duly authorized officers have caused this Amendment to be executed:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY     AMERICAN FUNDS INSURANCE SERIES


By:        /s/ Daniel R. Hayes                  By:       /s/ Steven I. Koszalka
           -------------------                            ----------------------
           Daniel R. Hayes                                Steven I. Koszalka
As its:  Vice President                         As its:  Secretary



CAPITAL RESEARCH AND MANAGEMENT COMPANY         LINCOLN LIFE & ANNUITY COMPANY
                                                OF NEW YORK


By:        /s/ Michael J. Downer                By:        /s/ Daniel R. Hayes
           ---------------------                           -------------------
           Michael J. Downer                               Daniel R. Hayes
As its:   Senior Vice President and Secretary   As its:    Vice President


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                                   APPENDIX C
                            EFFECTIVE  JUNE 15, 2009

Lincoln National Variable Annuity Account C
Lincoln National Variable Annuity Account E
Lincoln Life Flexible Premium Variable Life Account F
Lincoln Life Flexible Premium Variable Life Account G
Lincoln National Variable Annuity Account H
Lincoln Life Flexible Premium Variable Life Account J
Lincoln National Variable Annuity Account L
Lincoln Life Flexible Premium Variable Life Account M
Lincoln Life Variable Annuity Account N
Lincoln Life Variable Annuity Account Q
Lincoln Life Flexible Premium Variable Life Account R
Lincoln Life Flexible Premium Variable Life Account S
Lincoln Life Variable Annuity Account W
Lincoln Life Flexible Premium Variable Life Account Y
Lincoln Life Flexible Premium Variable Life Account Z
Lincoln National Life Insurance Company Separate Account 52
Separate Account BLM



Lincoln Life & Annuity Variable Annuity Account H
Lincoln Life & Annuity Flexible Premium Variable Life Account M Lincoln New York Account N for Variable Annuities
LLANY Separate Account R for Flexible Premium Variable Life Insurance LLANY Separate Account S for Flexible Premium Variable Life Insurance Lincoln Life & Annuity Flexible Premium Variable Life Account Y
LNY Separate Account 401 for Group Annuities
Separate Account BNM